AMENDMENT TO 1983 NON-QUALIFIED
         STOCK OPTION PLAN OF VICORP RESTAURANTS, INC.


           VICORP Restaurants, Inc. (the "Corporation") hereby amends its 1983 Non-Qualified Stock Option Plan (the "Plan") effective the 11th day of April, 1995.


                            RECITALS

          A. The Corporation adopted the Plan on the 30th day of March, 1983, and amended the same as of April 9, 1987; August 25,
1987; March 30, 1989; and March 27, 1992.

          B.  The Corporation now desires to further amend such Plan.

          C.  Article 15 of the Plan provides:

                "The Board of Directors may amend or
          discontinue this Plan at any time provided that no unexercised option granted under this Plan may be altered or canceled, except in accordance with its terms, without the written consent of the participant to whom such option was granted; and provided further that, without the approval of the stockholders, no amendment may change (except as provided in Article 12) either the aggregate number of shares which may be issued under the Plan, or the designation or the class of employees eligible to receive options as provided in Article 3 or remove the administration of this Plan from the Committee."

          D. The stockholders of the Corporation approved this amendment to the Plan at the Corporation's annual meeting of stockholders on April 11, 1995.


                              AMENDMENT

           NOW, THEREFORE, the Corporation does amend the Plan as follows:

               1.  Article 4, sentence 1 of the Plan is
          hereby amended to read as follows: "The
          stock for which options may be granted and which may be sold pursuant to this Plan shall not, subject to Article 12, exceed in the aggregate three hundred thousand (300,000) shares of the Corporation's common stock."

               2.  Article 16 of the Plan is hereby
          amended to read as follows: "No option shall be granted under this Plan after June 29, 2002."

               3.  Any inconsistent provisions of the
          Plan shall be read to be consistent with this Amendment.

               4.  Except as amended above, the
          Corporation hereby affirms and readopts each and every other provision of the Plan.

               5.  The effective date of this Amendment
          shall be April 11, 1995.

           IN WITNESS WHEREOF, VICORP Restaurants, Inc. has executed this Amendment by its duly authorized officers as of the 11th day of April, 1995.

                              VICORP RESTAURANTS, INC.



By  /s/ Charles R. Frederickson

        Charles R. Frederickson, Chairman


[CORPORATE SEAL]


ATTEST:


By  /s/ Stanley Ereckson, Jr.

        Stanley Ereckson, Jr., Secretary